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                                                              EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-60310, 33-90452 and 33-94594 of The Gymboree Corporation on all Forms S-8 of our report dated March 9, 1998, incorporated by reference in this Annual Report on Form 10-K of The Gymboree Corporation for the fiscal year ended January 31, 1998.



Deloitte & Touche LLP

April 17, 1998